Option One Mortgage Acceptance Corporation
Mortgage Pass-Through Certificates
Record Date:            04/30/1999
Distribution Date:      05/26/1999

OPN  Series: 1999-2

Contact: Customer Service
         Norwest Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 846-8130
         Fax:       (301) 846-8152


                                             Certificateholder Distribution Summary

                       Certificate      Certificate        Beginning
                          Class        Pass-Through      Certificate       Interest       Principal
Class          CUSIP   Description             Rate          Balance   Distribution    Distribution
 NOTES      68389CAB7         SEQ          9.66000%     74,300,000.00     538,303.50      138,012.93
    OT      OPN9902OT         SEQ          0.00000%              0.00           0.00            0.00
Totals                                                  74,300,000.00     538,303.50      138,012.93

                                       Certificateholder Distribution Summary (continued)

                          Current                Ending                                       Cumulative
                         Realized           Certificate                   Total                 Realized
Class                        Loss               Balance            Distribution                   Losses
NOTES                          0.00          74,161,987.08               676,316.43                      0.00
OT                             0.00                   0.00                     0.00                      0.00
Totals                         0.00          74,161,987.08               676,316.43                      0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.
Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

                                                Principal Distribution Statement

                        Original         Beginning        Scheduled     Unscheduled
                            Face       Certificate        Principal       Principal                     Realized
Class                     Amount           Balance     Distribution    Distribution     Accretion       Loss (1)
NOTES                74,300,000.00      74,300,000.00          0.00       138,012.93        0.00           0.00
OT                            0.00               0.00          0.00             0.00        0.00           0.00
Totals               74,300,000.00      74,300,000.00          0.00       138,012.93        0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.

                                          Principal Distribution Statement (continued)

                                   Total               Ending              Ending            Total
                               Principal          Certificate         Certificate        Principal
Class                          Reduction              Balance          Percentage     Distribution
NOTES                         138,012.93        74,161,987.08         0.99814249        138,012.93
OT                                  0.00                 0.00         0.00000000              0.00
Totals                        138,012.93        74,161,987.08         0.99814249        138,012.93

                                              Principal Distribution Factors Statement

                          Original          Beginning         Scheduled        Unscheduled
                              Face        Certificate         Principal          Principal
Class (2)                   Amount            Balance      Distribution       Distribution        Accretion
NOTES                  74,300,000.00       1000.00000000         0.00000000          1.85750915        0.00000000
OT                              0.00          0.00000000         0.00000000          0.00000000        0.00000000

(2)   Per $1,000 denomination.

                                      Principal Distribution Factors Statement (continued)
                                              Total                Ending              Ending             Total
                        Realized          Principal           Certificate         Certificate         Principal
Class                   Loss (3)          Reduction               Balance          Percentage      Distribution

NOTES                   0.00000000          1.85750915            998.14249098          0.99814249         1.85750915
OT                      0.00000000          0.00000000              0.00000000          0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.

                                                 Interest Distribution Statement

                                                      Beginning                       Payment of
                      Original        Current      Certificate/            Current        Unpaid         Current
                          Face    Certificate          Notional            Accrued     Interest         Interest
Class                   Amount           Rate           Balance           Interest     Shortfall       Shortfall
NOTES            74,300,000.00        9.66000%      74,300,000.00          538,303.50        0.00           0.00
OT                        0.00        0.00000%               0.00                0.00        0.00           0.00
Totals           74,300,000.00                                             538,303.50        0.00           0.00

                                            Interest Distribution Statement (continued)

                                                                                   Remaining            Ending
                     Non-Supported                                  Total             Unpaid      Certificate/
                          Interest            Realized           Interest          Interest           Notional
 Class                   Shortfall          Losses (4)       Distribution          Shortfall           Balance
 NOTES                          0.00                0.00           538,303.50            0.00      74,161,987.08
 OT                             0.00                0.00                 0.00            0.00               0.00
 Totals                         0.00                0.00           538,303.50            0.00

 (4) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
     Please Refer to the Prospectus Supplement for a Full Description.

                                            Interest Distribution Factors Statement

                                                          Beginning                        Payment of
                        Original        Current        Certificate/          Current           Unpaid          Current
                            Face    Certificate            Notional          Accrued        Interest          Interest
Class (5)                 Amount           Rate             Balance         Interest        Shortfall        Shortfall
NOTES                74,300,000.00        9.66000%        1000.00000000        7.24500000        0.00000000        0.00000000
OT                            0.00        0.00000%           0.00000000        0.00000000        0.00000000        0.00000000

(5)  Per $1 denomination.

                                       Interest Distribution Factors Statement (continued)

                                                                            Remaining              Ending
                  Non-Supported                               Total            Unpaid        Certificate/
                       Interest         Realized           Interest          Interest            Notional
Class                 Shortfall       Losses (6)       Distribution         Shortfall             Balance
NOTES                 0.00000000        0.00000000         7.24500000          0.00000000          998.14249098
OT                    0.00000000        0.00000000         0.00000000          0.00000000            0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankrupcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.




                                                      CERTIFICATE ACCOUNT

Beginning Balance                                                                                        0.00
Deposits
    Payments of Interest and Principal                                                             138,012.93
    Liquidations, Insurance Proceeds, Reserve Funds                                                538,303.50
    Proceeds from Repurchased Loans                                                                      0.00
    Other Amounts (Servicer Advances)                                                                    0.00
    Realized Losses                                                                                      0.00
Total Deposits                                                                                     676,316.43

Withdrawals
    Reimbursement for Servicer Advances                                                                  0.00
    Payment of Service Fee                                                                               0.08
    Payment of Interest and Principal                                                              676,316.43
Total Withdrawals (Pool Distribution Amount)                                                       676,316.51

Ending Balance                                                                                           0.00


                                            PREPAYMENT/CURTAILMENT INTEREST SHORTFALL


Total Prepayment/Curtailment Interest Shortfall                                                          0.00
Servicing Fee Support                                                                                    0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                  0.00

                                                         SERVICING FEES

Gross Servicing Fee                                                                                      0.00
Trustee Fee                                                                                              0.00
Supported Prepayment/Curtailment Interest Shortfall                                                      0.00
Net Servicing Fee                                                                                        0.00

                                                         OTHER ACCOUNTS

                                               Beginning          Current          Current          Ending
Account Type                                     Balance      Withdrawals         Deposits         Balance
Reserve Fund                                  1,600,000.00        154,874.21              0.00     1,445,125.79

                                                       DELINQUENCY STATUS

                                                                            Percentage Delinquent
                                                                                  Based On
                                   Current           Unpaid
                                    Number        Principal                 Number            Unpaid
                                  Of Loans          Balance               Of Loans           Balance
30 Days                                  97      9,829,019.96               0.571631%      4,914,509.980
60 Days                                   5        468,717.58               0.029465%      234,358.79000
90+ Days                                  2        359,762.78               0.011786%      179,881.39000
Foreclosure                             115     11,406,509.91               0.677706%      5,703,254.955
REO                                       0              0.00               0.000000%          0.000000%
Totals                                  219     22,064,010.23               1.290589%      11,032,005.11

                                                       OTHER INFORMATION

Current Period Realized Loss - Includes Interest Shortfall                                           0.00
Cumulative Realized Losses - Includes Interest Shortfall                                             0.00
Principal Balance of Contaminated Properties                                                         0.00
Periodic Advance                                                                                     0.00






                              COLLATERAL STATEMENT
Collateral Description                               Fixed Mixed & ARM & Balloon

Weighted Average Gross Coupon                                         8.694000%
Weighted Average Net Coupon                                           0.000000%
Weighted Average Pass-Through Rate                                    8.694000%
Weighted Average Maturity(Stepdown Calculation )                              0
Begin Scheduled Collateral Loan Count                                         0

Number Of Loans Paid In Full                                                  0
End Scheduled Collateral Loan Count                                      16,969
Begining Scheduled Collateral Balance                             74,300,000.00
Ending Scheduled Collateral Balance                                      200.00
Ending Actual Collateral Balance at 30-Apr-1999                3,533,099,363.30
Monthly P &I Constant                                                      0.00